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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 10549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 26, 1999


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                        333-64131                          13-3840732
------------------------------  -------------------------------     ------------------------
(State or other jurisdiction       (Commission File Number)         (IRS Employer
of incorporation)                                                   Identification No.)

                     343 Thornall Street, Edison, NJ               08837
                     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

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Item 5.  Other Events:

         On or about 4/26/99, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                    20.1 Monthly Report with respect to the April 26, 1999 distribution

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                 Description
---------------                             -----------------

20.1 Monthly Report with respect to the distribution to certificateholders on April 26, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 19,1999

                                      THE CHASE MANHATTAN BANK,
                                      As Paying Agent, on behalf of Chase
                                      Funding, Inc.

                                      By: /s/ Andrew M. Cooper
                                      -----------------------------------
                                      Name:   Andrew M. Cooper
                                      Title:  Trust Officer